Exhibit 99.2

Use of Non-GAAP Measures

The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts, the income tax effects of these excluded items and a tax adjustment for the repatriation of earnings. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flow from operating activities less capital expenditures. It is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt is commonly used by the investment community as a measure of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under accounting principles generally accepted in the United States (“GAAP”).

A reconciliation of non-GAAP to GAAP results follows and has been posted online at www.muellerwaterproducts.com.

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

(UNAUDITED)

(in millions, except per share amounts)

	Three months ended June 30, 2011
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:
Net sales	$165.8	$107.1	$93.8	$—	$366.7

Gross profit (loss)	$46.7	$(2.8)	$26.6	$(0.2)	$70.3
Selling, general and administrative expenses	23.9	6.6	17.0	7.2	54.7
Restructuring	0.2	1.4	0.1	—	1.7

Income (loss) from operations	$22.6	$(10.8)	$9.5	$(7.4)	13.9

Interest expense, net					16.8
Income tax benefit					(0.2)

Net loss					$(2.7)

Net loss per diluted share					$(0.02)

Capital expenditures	$4.1	$1.8	$1.8	$—	$7.7

Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations	$22.6	$(10.8)	$9.5	$(7.4)	$13.9
Restructuring	0.2	1.4	0.1	—	1.7

Adjusted income (loss) from operations	22.8	(9.4)	9.6	(7.4)	15.6
Depreciation and amortization	11.8	4.6	3.7	0.2	20.3

Adjusted EBITDA	$34.6	$(4.8)	$13.3	$(7.2)	$35.9

Adjusted operating margin	13.8%	-8.8%	10.2%	—	4.3%

Adjusted EBITDA margin	20.9%	-4.5%	14.2%	—	9.8%

Adjusted net loss:
Net loss					$(2.7)
Restructuring, net of tax					1.0
Interest rate swap settlement costs, net of tax					1.3

Adjusted net loss					$(0.4)

Adjusted net loss per diluted share					$—

Free cash flow:
Net cash provided by operating activities					$12.1
Capital expenditures					(7.7)

Free cash flow					$4.4

Net debt (end of period):
Current portion of long-term debt					$0.9
Long-term debt					692.1

Total debt					693.0
Less cash and cash equivalents					(45.8)

Net debt					$647.2

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

(UNAUDITED)

(in millions, except per share amounts)

	Three months ended June 30, 2010
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:
Net sales	$174.6	$120.2	$81.1	$—	$375.9

Gross profit (loss)	$52.1	$(2.7)	$21.1	$0.1	$70.6
Selling, general and administrative expenses	23.3	7.7	16.6	9.6	57.2
Restructuring	—	0.9	—	—	0.9

Income (loss) from operations	$28.8	$(11.3)	$4.5	$(9.5)	12.5

Interest expense, net					15.8
Income tax expense					0.5

Net loss					$(3.8)

Net loss per diluted share					$(0.02)

Capital expenditures	$2.7	$2.1	$2.0	$—	$6.8

Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations	$28.8	$(11.3)	$4.5	$(9.5)	$12.5
Restructuring	—	0.9	—	—	0.9

Adjusted income (loss) from operations	28.8	(10.4)	4.5	(9.5)	13.4
Depreciation and amortization	12.3	4.6	3.9	0.3	21.1

Adjusted EBITDA	$41.1	$(5.8)	$8.4	$(9.2)	$34.5

Adjusted operating margin	16.5%	-8.7%	5.5%	—	3.6%

Adjusted EBITDA margin	23.5%	-4.8%	10.4%	—	9.2%

Adjusted net loss:
Net loss					$(3.8)
Tax on repatriation on Canadian earnings					2.2
Restructuring, net of tax					0.5

Adjusted net loss					$(1.1)

Adjusted net loss per diluted share					$(0.01)

Free cash flow:
Net cash used in operating activities					$(8.6)
Capital expenditures					(6.8)

Free cash flow					$(15.4)

Net debt (end of period):
Current portion of long-term debt					$10.5
Long-term debt					682.2

Total debt					692.7
Less cash and cash equivalents					(77.1)

Net debt					$615.6

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

(UNAUDITED)

(in millions, except per share amounts)

	Nine months ended June 30, 2011
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:
Net sales	$444.5	$257.3	$263.8	$—	$965.6

Gross profit (loss)	$109.7	$(13.3)	$73.4	$0.1	$169.9
Selling, general and administrative expenses	67.6	21.2	50.4	22.3	161.5
Restructuring	1.2	3.3	1.2	—	5.7

Income (loss) from operations	$40.9	$(37.8)	$21.8	$(22.2)	2.7

Interest expense, net					49.0
Income tax benefit					(17.8)

Net loss					$(28.5)

Net loss per diluted share					$(0.18)

Capital expenditures	$11.0	$6.0	$4.4	$0.5	$21.9

Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations	$40.9	$(37.8)	$21.8	$(22.2)	$2.7
Restructuring	1.2	3.3	1.2	—	5.7

Adjusted income (loss) from operations	42.1	(34.5)	23.0	(22.2)	8.4
Depreciation and amortization	35.7	13.8	10.9	0.6	61.0

Adjusted EBITDA	$77.8	$(20.7)	$33.9	$(21.6)	$69.4

Adjusted operating margin	9.5%	-13.4%	8.7%	—	0.9%

Adjusted EBITDA margin	17.5%	-8.0%	12.9%	—	7.2%

Adjusted net loss:
Net loss					$(28.5)
Interest rate swap settlement costs, net of tax					3.7
Restructuring, net of tax					3.5

Adjusted net loss					$(21.3)

Adjusted net loss per diluted share					$(0.14)

Free cash flow:
Net cash used in operating activities					$(2.7)
Capital expenditures					(21.9)

Free cash flow					$(24.6)

Net debt (end of period):
Current portion of long-term debt					$0.9
Long-term debt					692.1

Total debt					693.0
Less cash and cash equivalents					(45.8)

Net debt					$647.2

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

(UNAUDITED)

(in millions, except per share amounts)

	Nine months ended June 30, 2010
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total

GAAP results:
Net sales	$449.1	$282.9	$258.8	$—	$990.8

Gross profit (loss)	$121.2	$(19.6)	$63.0	$0.1	$164.7
Selling, general and administrative expenses	66.7	22.3	48.0	26.0	163.0
Restructuring	0.1	11.6	0.1	—	11.8

Income (loss) from operations	$54.4	$(53.5)	$14.9	$(25.9)	(10.1)

Interest expense, net					47.4
Loss on early extinguishment of debt					0.5
Income tax benefit					(19.8)

Net loss					$(38.2)

Net loss per diluted share					$(0.25)

Capital expenditures	$9.8	$7.4	$4.1	$0.1	$21.4

Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations	$54.4	$(53.5)	$14.9	$(25.9)	$(10.1)
Restructuring	0.1	11.6	0.1	—	11.8

Adjusted income (loss) from operations	54.5	(41.9)	15.0	(25.9)	1.7
Depreciation and amortization	37.2	14.0	11.5	0.6	63.3

Adjusted EBITDA	$91.7	$(27.9)	$26.5	$(25.3)	$65.0

Adjusted operating margin	12.1%	-14.8%	5.8%	—	0.2%

Adjusted EBITDA margin	20.4%	-9.9%	10.2%	—	6.6%

Adjusted net loss
Net loss					$(38.2)
Restructuring, net of tax					7.1
Tax on repatriation on Canadian earnings					2.2
Interest rate swap settlement costs, net of tax					(0.7)
Loss on early extinguishment of debt, net of tax					0.3

Adjusted net loss					$(29.3)

Adjusted net loss per diluted share					$(0.19)

Free cash flow:
Net cash provided by operating activities					$35.7
Capital expenditures					(21.4)

Free cash flow					$14.3

Net debt (end of period):
Current portion of long-term debt					$10.5
Long-term debt					682.2

Total debt					692.7
Less cash and cash equivalents					(77.1)

Net debt					$615.6